SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2002

W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico 00680

(Address of principal executive offices)

Registrant’s telephone number, including area code:(787) 834-8000

Not Applicable

(Former name or former address, if changed since last report)

Item  5.     Other Information.

    On August 21, 2002, W Holding Company, Inc. issued a press release announcing the pricing of an offering of its common stock. A copy of that press release is attached as Exhibit 99 to this report.

Item 7.     Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

1	Underwriting Agreement, dated August 20, 2002 by and among W Holding Company, Inc., UBS Warburg LLC, Keefe Bruyette & Woods, Inc. and Brean Murray & Co., Inc.

8.1	Opinion of Hogan & Hartson L.L.P. re: certain federal tax consequences.

8.2	Opinion of José Luis Vilá Pérez, Esq. re: certain Puerto Rico tax consequences.

99	Press Release, dated August 21, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC.
(Registrant)

/s/ Freddy Maldonado

Name: Freddy Maldonado Title: Chief Financial Officer

Date: August 21, 2002

Exhibit Index

Exhibit Number	Description

1	Underwriting Agreement, dated August 20, 2002 by and among W Holding Company, Inc., UBS Warburg LLC, Keefe Bruyette & Woods, Inc. and Brean Murray & Co., Inc.

8.1	Opinion of Hogan & Hartson L.L.P. re: certain federal tax consequences.

8.2	Opinion of José Luis Vilá Pérez, Esq. re: certain Puerto Rico tax consequences.

99	Press Release, dated August 21, 2002.